EXHIBIT 99.3

                    CERTIFICATION PURSUANT TO
                     18 U.S.C SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, in my capacity as an officer of Boston Edison, for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (i)  the enclosed Quarterly Report of Boston Edison on
       Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of Section
       13(a) or 15(d) of the Securities Exchange Act of
       1934; and

  (ii) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operation of Boston
       Edison.

Dated:  November 14, 2002      By:    /s/ JAMES J. JUDGE
                                     James J. Judge
                                     Senior Vice President, Treasurer
                                       and Chief Financial Officer
